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                                                                      Exhibit 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint G. G. Johnson, L. M. Tarnoski and R. K. Shearer, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) of the Securities and Exchange Commission for the fiscal year of V.F. Corporation ended January 7, 1997.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 11th day of February, 1997.

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
ATTEST:                                                     V.F. CORPORATION
/s/ L. M. Tarnoski                                           By: /s/ Mackey J. McDonald
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L. M. Tarnoski                                                   Mackey J. McDonald, President and Chief
Secretary                                                        Executive Officer

Principal Executive Officer:                                     Principal Financial Officer:
/s/ Mackey J. McDonald                                           /s/ G. G. Johnson
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Mackey J. McDonald, President,                                   G. G. Johnson, Vice President-Finance
Chief Executive Officer and Director                             and Chief Financial Officer

Principal Accounting Officer:
/s/ R. K. Shearer
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R. K. Shearer, Vice President - Controller

/s/ Robert D. Buzzell                                            /s/ Edward E. Crutchfield
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Robert D. Buzzell, Director                                      Edward E. Crutchfield, Director

/s/ Ursula F. Fairbairn                                          /s/ Barbara S. Feigin
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Ursula F. Fairbairn, Director                                    Barbara S. Feigin, Director

/s/ Roger S. Hillas                                              /s/ Leon C. Holt, Jr.
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Roger S. Hillas, Director                                        Leon C. Holt, Jr., Director

/s/ Robert J. Hurst                                              /s/ L. R. Pugh
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Robert J. Hurst, Director                                        L. R. Pugh, Director

/s/ William E. Pike                                              /s/ L. Dudley Walker
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William E. Pike, Director                                        L. Dudley Walker, Director

/s /M. Rust Sharp
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M. Rust Sharp, Director
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